UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ANSYS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2020. ANSYS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: May 15, 2020 Time: 11:30 AM Eastern Time Location: Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/anss2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/anss2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ANSYS, INC. SOUTHPOINTE 2600 ANSYS DRIVE CANONSBURG, PA 15317 E99919-P35777

Before You Vote How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the XXXX XXXX XXXX XXXX following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise recieve a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request for this meeting and all future stockholder meetings: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2020 to facilitate timely delivery.How to Vote Please Choose One of the Following Voting Methods Vote by Internet: Before the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/anss2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote your shares via telephone. E99920-P35777

Voting Items The Board of Directors recommends you vote FOR each nominee listed in Proposal 1 and FOR Proposals 2 and 3. 1. The election of three Class III directors for three-year terms. Nominees: 1a. Ajei S. Gopal 1b. Glenda M. Dorchak 1c. Robert M. Calderoni 2. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020. 3. The advisory vote to approve compensation of our named executive officers. E99921-P35777

E99922-P35777

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2020. ANSYS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: May 15, 2020 Time: 11:30 AM Eastern Time Location: Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/anss2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/anss2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E99923-P36088

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/anss2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction card. E99924-P36088

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. The election of three Class III directors for three-year terms. Nominees: 1a. Ajei S. Gopal 1b. Glenda M. Dorchak 1c. Robert M. Calderoni 2. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020.3. The advisory vote to approve compensation of our named executive officers. NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. E99925-P36088

Voting Instructions E99926-P36088